EXHIBIT 10.64

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”), dated as of July 12, 2004, is by and among Spherion Corporation, as borrower (the “Borrower”), each subsidiary of the Borrower party to the Guaranty Agreement (as defined below), each of the Lenders (as defined below) signatory hereto and Bank of America, N.A., as agent for the Lenders (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

RECITALS:

A.            The Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement, dated as of July 24, 2003, as amended pursuant to that certain First Amendment to Credit Agreement, Security Agreement, Pledge Agreement and Guaranty Agreement dated August 27, 2003 and that certain Second Amendment to Credit Agreement dated March 30, 2004, as further amended by and together with this Third Amendment and as hereinafter amended, modified, supplemented, extended or restated from time to time (the “Credit Agreement”).

B.            The Guarantors and the Agent are parties to that certain Guaranty Agreement, dated as of July 24, 2003 (as amended to the date hereof, the “Guaranty Agreement”).

C.            The parties hereto have agreed to amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

SECTION 1.01     Amendments to Credit Agreement.

(a)           Amendment to Cover Page.  The cover page of the Credit Agreement is hereby amended by inserting the words “and as Co-Arranger” after the words “JPMORGAN CHASE BANK, as Syndication Agent”.

(b)           Amendment to First Recital.  The first recital in the premises of the Credit Agreement is hereby amended by deleting the amount “$200,000,000” in the second line thereof and inserting the amount “$250,000,000” in replacement thereof.

(c)           Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by deleting the words “$200,000,000, or such greater amount as may be established pursuant to Section 1.6” in the second line thereof and inserting the amount “$250,000,000” in replacement thereof.

(d)           Amendments to Section 1.6.  Section 1.6 of the Credit Agreement is hereby deleted in its entirety.

(e)           Amendment to Section 7.23.  Section 7.23 of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.23 is inserted in replacement thereof:

7.23         Minimum Availability.  The Borrower will at all times maintain Availability in an amount that equals or exceeds Current Weekly Payroll; provided, however, if as of the last day of any fiscal month (each a “Calculation Month”) the Borrower shall not have a Fixed Charge Coverage Ratio for the Twelve Month Period then ended of at least 1.25 to 1.00 (the “Fixed Charge Threshold”), the Borrower will maintain Availability in an amount that equals or exceeds two times Current Weekly Payroll until the end of a Calculation Month for which the Fixed Charge Threshold for the Twelve Month Period then ended is met.  In addition, upon delivery of the annual financial statements required under Section 5.2(a) and the quarterly financial statements required under 5.2 (b), the Borrower shall recalculate the Fixed Charge Coverage Ratio for the Twelve Month Period most recently ended incorporating any adjustments applicable for the Fiscal Year or fiscal quarter then ended and the Availability requirements set forth in the immediately preceding sentence shall apply; provided, however, if the Borrower fails to deliver such financial statements on the date due (without giving effect to any cure periods set forth in Section 9.1(c)), the Borrower shall be deemed not to have met the Fixed Charge Threshold until such time as such financial statements are delivered.

(f)            Amendment to Section 7.25.  Section 7.25 of the Credit Agreement is hereby deleted in its entirety and the words “[Intentionally omitted.]” are hereby inserted in replacement thereof.

(g)           Amendment to Section 8.2.  Section 8.2(a)(iv) of the Credit Agreement is hereby amended by deleting the words “two (2) weeks payroll expense and payroll taxes” in the second line thereof and inserting the words “Current Weekly Payroll” in replacement thereof.

(h)           Amendments to Annex A to the Credit Agreement.

(i)          The definition of “EBITDA” is hereby amended by inserting at the end thereof the words “, plus one-time cash restructuring charges in an aggregate amount of up to $9,000,000 incurred during March 2004, to the extent applicable to such fiscal period”.

(ii)         The definition of “Fixed Charges” set forth in Annex A to the Credit Agreement is hereby deleted and the following new definition of “Fixed Charges” is inserted in replacement thereof:

“Fixed Charges” means, with respect to any fiscal period of the Borrower and its Subsidiaries on a consolidated basis, without duplication, Interest Expense, all scheduled principal payments and all prepayments (whether optional, by acceleration or otherwise) of Debt (other than any prepayments of the Obligations or the Subordinated Notes), all Distributions, Excess Pension Contributions during such period, and Federal, state, local and foreign income taxes, excluding deferred taxes.

(iii)        The definition of “Maximum Revolver Amount” set forth in Annex A to the Credit Agreement is hereby amended by deleting the dollar amount “$200,000,000” therein and inserting in replacement thereof the dollar amount “$250,000,000.”

(iv)        The definition of “Stated Termination Date” set forth in Annex A to the Credit Agreement is hereby amended by deleting the date “July 23, 2007” and inserting in replacement thereof the date “July 24, 2009.”

(v)         The new defined term “Current Weekly Payroll” set forth below is hereby added to Annex A in alphabetical position:

“Current Weekly Payroll” means the weekly amount of payroll expenses (including salary, hourly wages, payroll taxes, bonuses and commissions) of the Borrower and its Subsidiaries other than Foreign Subsidiaries payable during the payroll week most recently ended prior to the date of determination thereof; provided, however, that with respect to any such payroll expenses that are paid on a two-week cycle there shall be included one-half of those payroll expenses for the two-week cycle most recently ended prior to such date of determination.

(i)            Amendment to Schedule 1.1.  Schedule 1.1 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 1.1 attached hereto as Exhibit A.

SECTION 1.02     Representations and Warranties.  The Borrower hereby represents and warrants to each Lender and the Agent, on the Third Amendment Effective Date (as hereinafter defined), as follows:

(a)           After giving effect to this Third Amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, in each other Loan Document and in the Canadian Facility Guaranty, are true and correct in all material respects on and as of the date hereof and on and as of the Third Amendment Effective Date with the same effect as if made on and as of the date hereof or the Third Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an early date.

(b)           Each of the Borrower and the other Credit Parties is in compliance with all terms and conditions of the Credit Agreement the other Loan Documents and the Canadian Facility Guaranty on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

(c)           The execution, delivery and performance by the Borrower and each other Credit Party of this Third Amendment has been duly authorized by the Borrower and each other Credit Party, as applicable and there is no action pending or any judgment, order or decree in effect which is likely to restrain, prevent or impose materially adverse conditions upon the performance by the Borrower or any other Credit Party of its obligations under the Credit Agreement, the other Loan Documents or the Canadian Facility Guaranty.

(d)           This Third Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against each such Credit Party in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights or by the effect of general equitable principles.

(e)           The execution, delivery and performance by the Borrower and each other Credit Party of this Third Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of each Credit Party or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which the Borrower is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Credit Party or any of its Subsidiaries, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Credit Party or any of its Subsidiaries.

SECTION 1.03     Effectiveness.  This Third Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Third Amendment Effective Date”):

(a)           The Agent shall have received duly executed counterparts of this Third Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Agent and each of the Lenders.

(b)           The Agent and the Lenders shall be satisfied that the representations and warranties set forth in Section 1.02 of this Third Amendment are true and correct on and as of the Third Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Third Amendment Effective Date.

(c)           The Agent shall have received all fees and expenses to be paid by the Borrower pursuant to Section 1.04 of this Third Amendment.

(d)           The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Third Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Lenders.  All corporate proceedings taken or to be taken in connection with this Third Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Lenders.

SECTION 1.04     Fees and Expenses.

(a)         The Borrower shall pay to the Agent for the ratable benefit of the Lenders a fee in connection with this Third Amendment in the aggregate amount of $500,000.

(b)         The Borrower shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Third

Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

SECTION 1.05     Cross-References.  References in this Third Amendment to any Section are, unless otherwise specified, to such Section of this Third Amendment.

SECTION 1.06     Instrument Pursuant to Credit Agreement.  This Third Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

SECTION 1.07     Further Acts.  Each of the parties to this Third Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Third Amendment.

SECTION 1.08     Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

(a)           THIS THIRD AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS THIRD AMENDMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS THIRD AMENDMENT, EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE BORROWER, EACH OTHER CREDIT PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS THIRD AMENDMENT OR ANY DOCUMENT RELATED HERETO.  NOTWITHSTANDING THE FOREGOING:  (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ANY OTHER CREDIT PARTY OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)           THE BORROWER AND EACH OTHER CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 13.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

(d)           THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS THIRD AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE BORROWER, EACH OTHER CREDIT PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS THIRD AMENDMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

SECTION 1.09     Counterparts.  This Third Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

SECTION 1.10     Severability.  In case any provision in or obligation under this Third Amendment or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 1.11     Benefit of Agreement.  This Third Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.

SECTION 1.12     Integration.  This Third Amendment represents the agreement of the Borrower, the Guarantors, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 1.13     Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.  Each Guarantor ratifies and confirms the Facility Guaranty as in full force and effect after giving effect to this Third Amendment.

SECTION 1.14     Loan Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Credit Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER AND GUARANTORS:

SPHERION CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Senior Vice President and CFO

SPHERION ASSESSMENT INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC ENTERPRISES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC RESOURCES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION ATLANTIC WORKFORCE LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION (EUROPE) INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION FINANCIAL CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC ENTERPRISES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC RESOURCES LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION PACIFIC WORKFORCE LLC

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

SPHERION U.S. INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORCROSS TELESERVICES L.P.
By: Norcross Holdings, LLC, its general partner

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL TEMPORARY SERVICES, INC.

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

NORRELL RESOURCES CORPORATION

By:	/s/ Mark W. Smith
Name: Mark W. Smith
Title: Vice President

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

BANK OF AMERICA, N.A., as the Agent

By:	/s/ Mark Herdman
Name: Mark Herdman
Title: Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Mark Herdman
Name: Mark Herdman
Title: Vice President

JP MORGAN CHASE BANK

By:	/s/ Dale A. Pensgen
Name: Dale A. Pensgen
Title: Vice President

THE CIT GROUP/ BUSINESS CREDIT, INC.

By:	/s/ Arthur R. Cordwell Jr.
Name: Arthur R. Cordwell Jr.
Title: Vice President

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Jimmy Schwartz
Name: Jimmy Schwartz
Title: Vice President

WELLS FARGO FOOTHILL, LLC

By:	/s/ Lan Wong
Name: Lan Wong
Title: Vice President

LASALLE BUSINESS CREDIT, LLC, as Agent on behalf of Standard Federal Bank National Association

By:	/s/ Steve Janson
Name: Steve Janson
Title: Vice President

PNC BANK, N.A.

By:	/s/ William P. Dyer IV
Name: William P. Dyer IV
Title: Vice President

EXHIBIT A TO THIRD AMENDMENT

SCHEDULE 1.1

COMMITMENTS

Lender	Revolving Loan Commitment	Pro Rata Share
		(3 decimals)

Bank of America, N.A.	$56,250,000	22.500%
JP Morgan Chase Bank	$45,000,000	18.000%
The CIT Group/Business Credit, Inc.	$42,500,000	17.000%
Wells Fargo Foothill, LLC	$30,000,000	12.000%
HSBC Business Credit (USA) Inc.	$30,000,000	12.000%
LaSalle Business Credit, LLC	$26,250,000	10.500%
PNC Bank, N.A.	$20,000,000	8.000%
		100%